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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): January 9, 2003
                                                          ---------------


                                 ICT GROUP, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)



     Pennsylvania                     0-20807                   23-2458937
  -------------------           -------------------          -------------
    (State or Other              (Commission File           (I.R.S. Employer
    Jurisdiction of                   Number)              Identification No.)
    Incorporation)



          100 Brandywine Boulevard
            Newtown, Pennsylvania                            18940
--------------------------------------------             --------------
  (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (267) 685-5000
                                                           ---------------

                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure.

     On January 6, 2003, John J. Brennan reassumed the position of President of the ICT Group, Inc. (the "Company"). Mr. Brennan, who also holds the positions of Chairman and Chief Executive Officer, was the Company's President from 1987 until June of 2001. Since that time, Robert Mannarino has been the Company's President and Chief Operating Officer. Mr. Mannarino resigned his position with the Company to pursue other interests.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ICT GROUP, INC.


                                    By: /s/ John J. Brennan
                                        ----------------------------------------
                                        John J. Brennan
                                        President and Chief Executive Officer


Dated: January 9, 2003